Exhibit T3A.17

Exhibit T3A17REGISTER VAN AANDEELHOUDERS van de besloten vennootschap met beperkte aansprakelijkheid DIAMOND OFFSHORE NETHERLANDS B.V. ODECO Netherlands B.V. gevestigd te Amsterdam bij akte van De vennootschap is opgericht 1 juli 1985 verleden voor Mr J.C.F. Pons notaris te Amsterdam Statuten gewijzigd bij akte van verleden voor notaris te 27 juli 1994 Mr H. van Wilsum (naams- Amsterdam wijziging) Dit register bevat de gegevens van de vennootschap vanaf de datum van oprichting/ negentienhonderd Het omvat naast de oorspronkelijke gegevens en de later opgetreden mutaties ten aanzien van het maatschappelijk kapitaal, het geplaatst en gestort kapitaal tweegenummerde en gewaarmerkte bladzijden met de oorspronkelijke en de nadien gewijzigde gegevens omtrent het aandelenbezit van iedere aandeelhouder, alsmede omtrent vruchtge- bruikers en pandhouders. Handtekeningen: directeuren: commissarissen: GRAPHIC

TOELICHTING

Aandelen op naam

Bij de naamloze vennootschap komen zowel bewijzen van aandeel op naam als bewijzen van aandeel aan toonder voor. Bij de besloten vennootschap met beperkte aansprakelijkheid kent men geen aandeelbewijzen, daar hier uitsluitend aandelen op naam voorkomen.

Inrichting van het register

De wet (boek 2 van het burgerlijk wetboek) bepaalt ten aanzien van de aandelen op naam, dat het bestuur van de vennootschap een register moet bijhouden van de namen en adressen van de houders daarvan. Voor de naamloze vennootschap vindt men dit voorschrift in artikel 85 van boek 2 B.W., voor de besloten vennootschap met beperkte aansprakelijkheid in artikel 194 idem.

De genummerde pagina's, opgenomen na het titelvel en het kapitaaloverzicht, bieden gelegenheid om van elke aandeelhouder de hier bedoelde gegevens te noteren met vermelding van de datum van levering. Deze is voorgeschreven indien niet-volgestorte aandelen worden verhandeld. Daarbij kan ook de tevens voorgeschreven aantekening worden gehouden van elk verleend ontslag van aansprakelijkheid voor nog niet gedane stortingen.

Voorts moeten in het register de namen en adressen worden opgenomen van hen die een recht van vruchtgebruik of een pandrecht op die aandelen hebben, met vermelding van overige daaraan voor hen verbonden rechten. Aan het eind van het register is een aantal pagina's opgenomen voor de hier bedoelde aantekeningen.

Het leek gewenst bij de aantekeningen die betrekking hebben op de aandeelhouder naar een gevestigd pandrecht of een recht van vruchtgebruik te verwijzen door daar de naam van de pandhouder of vruchtgebruiker te vermelden. Bij raadpleging van de aantekening omtrent de aandeelhouder wordt men er dan op attent gemaakt dat hij over (een deel van) zijn aandelen niet vrij kan beschikken.

Voor de pagina's betreffende aandeelhouders en voor die betreffende pandhouders of vruchtgebruikers geldt, dat na iedere wijziging de nieuwe toestand wordt omschreven, zodat door een nieuwe inschrijving de voorgaande vervalt.

Wanneer de aandelen niet genummerd zijn, kan het woord 'genummerd' worden doorgehaald, of achter dit woord worden vermeld: ongenummerd.

In het register dient bovendien te worden vermeld het op ieder aandeel gestorte bedrag. De achterzijde van het tweede blad biedt daartoe de gelegenheid. Indien de vennootschap uitsluitend volgestorte aandelen kent en statutair is bepaald dat uitsluitend volgestorte aandelen kunnen worden uitgegeven, kan in de ruimte voor vermelding van het gestorte kapitaal worden volstaan met achter de reeds voorgedrukte clausule: *Alle aandelen zijn volgestort* de vereiste handtekening(en) te plaatsen.

Inzage van het register

Het register dient ten kantore van de vennootschap ter inzage te liggen van de aandeelhouders en van de vruchtgebruikers en pandhouders, die de rechten hebben welke de wet toekent aan met medewerking van een vennootschap uitgegeven certificaten van aandelen. De gegevens omtrent niet-volgestorte aandelen zijn ter inzage van iedere belanghebbende.

Uittreksels

Aan de aandeelhouder, de vruchtgebruiker en de pandhouder moet het bestuur op verzoek gratis een uittreksel verschaffen waaruit de rechten op aandelen van de aanvrager blijken. Formulieren voor zulke uittreksels zijn verkrijgbaar bij de Vuga onder de bestelnummers:
29.00.57 uittreksel inzake een aandeelhouder;
29.00.58 uittreksel inzake een vruchtgebruiker of pandhouder.

Levering van aandelen

Voor de levering van aandelen is een schriftelijk stuk nodig. Deze akte moet òf aan de vennootschap worden betekend, òf door de vennootschap schriftelijk worden erkend. Als de transactie betrekking heeft op niet-volgestorte aandelen, is voor de erkenning zekerheid van dagtekening nodig. Deze zekerheid bestaat indien een notariële akte is opgemaakt of indien de (onderhandse) akte geregistreerd is.
Een formulier voor een akte van levering is bij de Vuga verkrijgbaar onder bestelnummer 29.00.59.

Maatschappelijk kapitaal Aantal aandelen Soort aandelen Nummers der aandelen Nominaal bedrag Handtekening(en) per aandeel totaal per soort 100 01 t/m 100 f 100.000 Totaal maatschappelijk kapitaal per 1 juli 1985 f 100.000 WIJZIGING1 Totaal maatschappelijk kapitaal per WIJZIGING1 Totaal maatschappelijk per WIJZIGING 1 Totaal mat itschappelijk kapitaal per Geplaatst kapitaal Aantal aandelen Soort aandelen Nummers der aandelen Nominaal bedrag Handtekening(en) per aandeel totaal per soort 40 01 t/m 40 f 1.000 Totaal geplaatst kapitaal per 1 juli 1985 f 40.000 WIJZIGING1 Totaal geplaatst kapitaal per 1 Rechtsreit van de wijziging vermelden. Zie vervolg aan ommezijcle

Geplaatst kapitaal (vervolg) A-antal Soort aandelen Nummers der aand elen Nominaal bed rag Handtekening(en) aandelen per aandeel totaal per soort Totaal gep aalst kapitaal per WIJZIGING1 Totaal gep aalst kapitaal per WIJZIGING1 — Totaal gep laatst kapitaal per Gestort kapitaal Handtekening(en) Alle aandelen zijn volgestort2 PER 1 JULI 1985 Aantal aandelen Soort aandelen Nummers der aandelen Nominaal bedrag per aandeel totaal per soort WIJZIGING1 Totaal ges tort kapitaal per WIJZIGING1 Totaal ges tort kapitaal per ‘ Rechtsfeit van de wijziging vermelden. :Indien alle aandelen volgeslort zijn, wordt slechls in het eerslc daarvoor bestem de vakje een handlekening geplaatst. De ru im ten voor wijziging worden dan niet hentil. 7ijn zc niet \ olgesiort. dan wordi de zin: A 11 e aandelen zijn volgestort doorgehaald. alsmede het cersle woord: WIJZIG ING. De situalie wordi dan weergegeven

De aandeelhouder, naam: Blz wonende/gevestigd te Paraaf: adres gewijzigd in op 19 (EERSTE INSCHRIJVING) is wegens1 d.d. 19 houder van aandelen, elk f nominaal, genummerd Aldus ingeschreven te op 19 Handtekening(en): Ontslag van aansprakelijkheid voor nog niet gedane stortingen verleend op 19 Naam vruchtgebruiker/pandhouder2 : Aantekeningen: (WIJZIGING) is wegens1 ....... thans geen aandeelhouder meer/houder van aandelen, elk f nominaal, genummerd Aldus ingeschreven te op 19 Handteken ing(en) : Ontslag van aansprakelijkheid voor nog niet gedane stortingen verleend op 19 Naam vruchtgebruiker/pandhouder2: Aantekeningen: (WIJZIGING) is wegens1 thans geen aandeelhouder meer/houder van aandelen,elk f nominaal,genummerd Aldus ingeschreven te op 19 Handíekening(en): Ontslag van aansprakelijkheid voor nog niet gedane stortingen verleend op 19 Naam vruchtgebruiker/pandhouder1: Aantekeningen:

De vruchtgebruiker/pandhouder1, naam: 1 Blz wonende/gevestigd te Paraaf: adres gewijzigd in ..... op 19 (EERSTE INSCHRIJVING) heeft blijkens akte d.d 19 het recht van vruchtgebruik/het pandrecht1 verkrege op aandelen, elk f nominaal, genummerd alsmed het stemrecht2, de rechten, die door de wet zijn toegekend aan de houders van met medewerking van een vennootschap uitgegeven certificaten van aandelen2. Aldus ingeschreven te op 19 Aantekeningen: Handiekening(en): (W1JZIGING) Het recht van vruchtgebruik/pandrecht1 is teniet gegaan/gewijzigd’ blijkens d.d 19 De nieuwe toestand is als volgi2: Aldus ingeschreven te op 19 — Aantekeningen : Handtekening(en): (WIJZIGING) Het recht van vruchtgebruik/pandrecht’ is teniet gegaan/gewijzigd’ blijkens d.d ..... 19 De nieuwe toestand is als volgt3 : Aldus ingeschreven te ,...op . 19 Aantekeningen : Handtekening(en): 1 Een van beide doorhalen. 1 Voor zover niel van toepassing doorh alen.

De vruchtgebruiker/pandhouder1, naam: 1 Blz wonende/gevestigd te Paraaf: adres gewijzigd in ..... op 19 (EERSTE INSCHRIJVING) heeft blijkens akte d.d 19 het recht van vruchtgebruik/het pandrecht1 verkrege op aandelen, elk f nominaal, genummerd alsmed het stemrecht2, de rechten, die door de wet zijn toegekend aan de houders van met medewerking van een vennootschap uitgegeven certificaten van aandelen2. Aldus ingeschreven te op 19 Aantekeningen: Handiekening(en): (W1JZIGING) Het recht van vruchtgebruik/pandrecht1 is teniet gegaan/gewijzigd’ blijkens d.d 19 De nieuwe toestand is als volgi2: Aldus ingeschreven te op 19 — Aantekeningen : Handtekening(en): (WIJZIGING) Het recht van vruchtgebruik/pandrecht’ is teniet gegaan/gewijzigd’ blijkens d.d ..... 19 De nieuwe toestand is als volgt3 : Aldus ingeschreven te ,...op . 19 Aantekeningen : Handtekening(en): 1 Een van beide doorhalen. 1 Voor zover niel van toepassing doorh alen.

De vruchtgebruiker/pandhouder1, naam: 1 Blz wonende/gevestigd te Paraaf: adres gewijzigd in ..... op 19 (EERSTE INSCHRIJVING) heeft blijkens akte d.d 19 het recht van vruchtgebruik/het pandrecht1 verkrege op aandelen, elk f nominaal, genummerd alsmed het stemrecht2, de rechten, die door de wet zijn toegekend aan de houders van met medewerking van een vennootschap uitgegeven certificaten van aandelen2. Aldus ingeschreven te op 19 Aantekeningen: Handiekening(en): (W1JZIGING) Het recht van vruchtgebruik/pandrecht1 is teniet gegaan/gewijzigd’ blijkens d.d 19 De nieuwe toestand is als volgi2: Aldus ingeschreven te op 19 — Aantekeningen : Handtekening(en): (WIJZIGING) Het recht van vruchtgebruik/pandrecht’ is teniet gegaan/gewijzigd’ blijkens d.d ..... 19 De nieuwe toestand is als volgt3 : Aldus ingeschreven te ,...op . 19 Aantekeningen : Handtekening(en): 1 Een van beide doorhalen. 1 Voor zover niel van toepassing doorh alen.

De vruchtgebruiker/pandhouder1, naam: 1 Blz wonende/gevestigd te Paraaf: adres gewijzigd in ..... op 19 (EERSTE INSCHRIJVING) heeft blijkens akte d.d 19 het recht van vruchtgebruik/het pandrecht1 verkrege op aandelen, elk f nominaal, genummerd alsmed het stemrecht2, de rechten, die door de wet zijn toegekend aan de houders van met medewerking van een vennootschap uitgegeven certificaten van aandelen2. Aldus ingeschreven te op 19 Aantekeningen: Handiekening(en): (W1JZIGING) Het recht van vruchtgebruik/pandrecht1 is teniet gegaan/gewijzigd’ blijkens d.d 19 De nieuwe toestand is als volgi2: Aldus ingeschreven te op 19 — Aantekeningen : Handtekening(en): (WIJZIGING) Het recht van vruchtgebruik/pandrecht’ is teniet gegaan/gewijzigd’ blijkens d.d ..... 19 De nieuwe toestand is als volgt3 : Aldus ingeschreven te ,...op . 19 Aantekeningen : Handtekening(en): 1 Een van beide doorhalen. 1 Voor zover niel van toepassing doorh alen.

De vruchtgebruiker/pandhouder1, naam: 1 Blz wonende/gevestigd te Paraaf: adres gewijzigd in ..... op 19 (EERSTE INSCHRIJVING) heeft blijkens akte d.d 19 het recht van vruchtgebruik/het pandrecht1 verkrege op aandelen, elk f nominaal, genummerd alsmed het stemrecht2, de rechten, die door de wet zijn toegekend aan de houders van met medewerking van een vennootschap uitgegeven certificaten van aandelen2. Aldus ingeschreven te op 19 Aantekeningen: Handiekening(en): (W1JZIGING) Het recht van vruchtgebruik/pandrecht1 is teniet gegaan/gewijzigd’ blijkens d.d 19 De nieuwe toestand is als volgi2: Aldus ingeschreven te op 19 — Aantekeningen : Handtekening(en): (WIJZIGING) Het recht van vruchtgebruik/pandrecht’ is teniet gegaan/gewijzigd’ blijkens d.d ..... 19 De nieuwe toestand is als volgt3 : Aldus ingeschreven te ,...op . 19 Aantekeningen : Handtekening(en): 1 Een van beide doorhalen. 1 Voor zover niel van toepassing doorh alen.

De vruchtgebruiker/pandhouder1, naam: 1 Blz wonende/gevestigd te Paraaf: adres gewijzigd in ..... op 19 (EERSTE INSCHRIJVING) heeft blijkens akte d.d 19 het recht van vruchtgebruik/het pandrecht1 verkrege op aandelen, elk f nominaal, genummerd alsmed het stemrecht2, de rechten, die door de wet zijn toegekend aan de houders van met medewerking van een vennootschap uitgegeven certificaten van aandelen2. Aldus ingeschreven te op 19 Aantekeningen: Handiekening(en): (W1JZIGING) Het recht van vruchtgebruik/pandrecht1 is teniet gegaan/gewijzigd’ blijkens d.d 19 De nieuwe toestand is als volgi2: Aldus ingeschreven te op 19 — Aantekeningen : Handtekening(en): (WIJZIGING) Het recht van vruchtgebruik/pandrecht’ is teniet gegaan/gewijzigd’ blijkens d.d ..... 19 De nieuwe toestand is als volgt3 : Aldus ingeschreven te ,...op . 19 Aantekeningen : Handtekening(en): 1 Een van beide doorhalen. 1 Voor zover niel van toepassing doorh alen.

De vruchtgebruiker/pandhouder1, naam: 1 Blz wonende/gevestigd te Paraaf: adres gewijzigd in ..... op 19 (EERSTE INSCHRIJVING) heeft blijkens akte d.d 19 het recht van vruchtgebruik/het pandrecht1 verkrege op aandelen, elk f nominaal, genummerd alsmed het stemrecht2, de rechten, die door de wet zijn toegekend aan de houders van met medewerking van een vennootschap uitgegeven certificaten van aandelen2. Aldus ingeschreven te op 19 Aantekeningen: Handiekening(en): (W1JZIGING) Het recht van vruchtgebruik/pandrecht1 is teniet gegaan/gewijzigd’ blijkens d.d 19 De nieuwe toestand is als volgi2: Aldus ingeschreven te op 19 — Aantekeningen : Handtekening(en): (WIJZIGING) Het recht van vruchtgebruik/pandrecht’ is teniet gegaan/gewijzigd’ blijkens d.d ..... 19 De nieuwe toestand is als volgt3 : Aldus ingeschreven te ,...op . 19 Aantekeningen : Handtekening(en): 1 Een van beide doorhalen. 1 Voor zover niel van toepassing doorh alen.

De vruchtgebruiker/pandhouder1, naam: 1 Blz wonende/gevestigd te Paraaf: adres gewijzigd in ..... op 19 (EERSTE INSCHRIJVING) heeft blijkens akte d.d 19 het recht van vruchtgebruik/het pandrecht1 verkrege op aandelen, elk f nominaal, genummerd alsmed het stemrecht2, de rechten, die door de wet zijn toegekend aan de houders van met medewerking van een vennootschap uitgegeven certificaten van aandelen2. Aldus ingeschreven te op 19 Aantekeningen: Handiekening(en): (W1JZIGING) Het recht van vruchtgebruik/pandrecht1 is teniet gegaan/gewijzigd’ blijkens d.d 19 De nieuwe toestand is als volgi2: Aldus ingeschreven te op 19 — Aantekeningen : Handtekening(en): (WIJZIGING) Het recht van vruchtgebruik/pandrecht’ is teniet gegaan/gewijzigd’ blijkens d.d ..... 19 De nieuwe toestand is als volgt3 : Aldus ingeschreven te ,...op . 19 Aantekeningen : Handtekening(en): 1 Een van beide doorhalen. 1 Voor zover niel van toepassing doorh alen.

De vruchtgebruiker/pandhouder1, naam: 1 Blz wonende/gevestigd te Paraaf: adres gewijzigd in ..... op 19 (EERSTE INSCHRIJVING) heeft blijkens akte d.d 19 het recht van vruchtgebruik/het pandrecht1 verkrege op aandelen, elk f nominaal, genummerd alsmed het stemrecht2, de rechten, die door de wet zijn toegekend aan de houders van met medewerking van een vennootschap uitgegeven certificaten van aandelen2. Aldus ingeschreven te op 19 Aantekeningen: Handiekening(en): (W1JZIGING) Het recht van vruchtgebruik/pandrecht1 is teniet gegaan/gewijzigd’ blijkens d.d 19 De nieuwe toestand is als volgi2: Aldus ingeschreven te op 19 — Aantekeningen : Handtekening(en): (WIJZIGING) Het recht van vruchtgebruik/pandrecht’ is teniet gegaan/gewijzigd’ blijkens d.d ..... 19 De nieuwe toestand is als volgt3 : Aldus ingeschreven te ,...op . 19 Aantekeningen : Handtekening(en): 1 Een van beide doorhalen. 1 Voor zover niel van toepassing doorh alen.

De vruchtgebruiker/pandhouder1, naam: 1 Blz wonende/gevestigd te Paraaf: adres gewijzigd in ..... op 19 (EERSTE INSCHRIJVING) heeft blijkens akte d.d 19 het recht van vruchtgebruik/het pandrecht1 verkrege op aandelen, elk f nominaal, genummerd alsmed het stemrecht2, de rechten, die door de wet zijn toegekend aan de houders van met medewerking van een vennootschap uitgegeven certificaten van aandelen2. Aldus ingeschreven te op 19 Aantekeningen: Handiekening(en): (W1JZIGING) Het recht van vruchtgebruik/pandrecht1 is teniet gegaan/gewijzigd’ blijkens d.d 19 De nieuwe toestand is als volgi2: Aldus ingeschreven te op 19 — Aantekeningen : Handtekening(en): (WIJZIGING) Het recht van vruchtgebruik/pandrecht’ is teniet gegaan/gewijzigd’ blijkens d.d ..... 19 De nieuwe toestand is als volgt3 : Aldus ingeschreven te ,...op . 19 Aantekeningen : Handtekening(en): 1 Een van beide doorhalen. 1 Voor zover niel van toepassing doorh alen.

De vruchtgebruiker/pandhouder1, naam: 1 Blz wonende/gevestigd te Paraaf: adres gewijzigd in ..... op 19 (EERSTE INSCHRIJVING) heeft blijkens akte d.d 19 het recht van vruchtgebruik/het pandrecht1 verkrege op aandelen, elk f nominaal, genummerd alsmed het stemrecht2, de rechten, die door de wet zijn toegekend aan de houders van met medewerking van een vennootschap uitgegeven certificaten van aandelen2. Aldus ingeschreven te op 19 Aantekeningen: Handiekening(en): (W1JZIGING) Het recht van vruchtgebruik/pandrecht1 is teniet gegaan/gewijzigd’ blijkens d.d 19 De nieuwe toestand is als volgi2: Aldus ingeschreven te op 19 — Aantekeningen : Handtekening(en): (WIJZIGING) Het recht van vruchtgebruik/pandrecht’ is teniet gegaan/gewijzigd’ blijkens d.d ..... 19 De nieuwe toestand is als volgt3 : Aldus ingeschreven te ,...op . 19 Aantekeningen : Handtekening(en): 1 Een van beide doorhalen. 1 Voor zover niel van toepassing doorh alen.

De vruchtgebruiker/pandhouder1, naam: 1 Blz wonende/gevestigd te Paraaf: adres gewijzigd in ..... op 19 (EERSTE INSCHRIJVING) heeft blijkens akte d.d 19 het recht van vruchtgebruik/het pandrecht1 verkrege op aandelen, elk f nominaal, genummerd alsmed het stemrecht2, de rechten, die door de wet zijn toegekend aan de houders van met medewerking van een vennootschap uitgegeven certificaten van aandelen2. Aldus ingeschreven te op 19 Aantekeningen: Handiekening(en): (W1JZIGING) Het recht van vruchtgebruik/pandrecht1 is teniet gegaan/gewijzigd’ blijkens d.d 19 De nieuwe toestand is als volgi2: Aldus ingeschreven te op 19 — Aantekeningen : Handtekening(en): (WIJZIGING) Het recht van vruchtgebruik/pandrecht’ is teniet gegaan/gewijzigd’ blijkens d.d ..... 19 De nieuwe toestand is als volgt3 : Aldus ingeschreven te ,...op . 19 Aantekeningen : Handtekening(en): 1 Een van beide doorhalen. 1 Voor zover niel van toepassing doorh alen.

De vruchtgebruiker/pandhouder1, naam: 1 Blz wonende/gevestigd te Paraaf: adres gewijzigd in ..... op 19 (EERSTE INSCHRIJVING) heeft blijkens akte d.d 19 het recht van vruchtgebruik/het pandrecht1 verkrege op aandelen, elk f nominaal, genummerd alsmed het stemrecht2, de rechten, die door de wet zijn toegekend aan de houders van met medewerking van een vennootschap uitgegeven certificaten van aandelen2. Aldus ingeschreven te op 19 Aantekeningen: Handiekening(en): (W1JZIGING) Het recht van vruchtgebruik/pandrecht1 is teniet gegaan/gewijzigd’ blijkens d.d 19 De nieuwe toestand is als volgi2: Aldus ingeschreven te op 19 — Aantekeningen : Handtekening(en): (WIJZIGING) Het recht van vruchtgebruik/pandrecht’ is teniet gegaan/gewijzigd’ blijkens d.d ..... 19 De nieuwe toestand is als volgt3 : Aldus ingeschreven te ,...op . 19 Aantekeningen : Handtekening(en): 1 Een van beide doorhalen. 1 Voor zover niel van toepassing doorh alen.

De vruchtgebruiker/pandhouder[1],

Blz. ....

Paraaf: ....

naam: ....

wonende/gevestigd te ....

adres gewijzigd in .... op .... 19 ....

(EERSTE INSCHRIJVING)

heeft blijkens akte d.d. .... 19.......... het recht van vruchtgebruik/het pandrecht[1] verkregen op .... aandelen, elk ƒ .... nominaal, genummerd .... , alsmede:

het stemrecht[2],

de rechten, die door de wet zijn toegekend aan de houders van met medewerking van een vennootschap uitgegeven certificaten van aandelen[2].

Aldus ingeschreven te .... op .... 19..........

Aantekeningen: *Handtekening(en):*

....

....

....

....

(WIJZIGING)

Het recht van vruchtgebruik/pandrecht[1] is teniet gegaan/gewijzigd[1] blijkens ....

d.d. .... 19..........

De nieuwe toestand is als volgt[2]:

....

....

....

Aldus ingeschreven te .... op .... 19..........

Aantekeningen: *Handtekening(en):*

....

....

....

....

(WIJZIGING)

Het recht van vruchtgebruik/pandrecht[1] is teniet gegaan/gewijzigd[1] blijkens..

d.d. .... 19..........

De nieuwe toestand is als volgt[2]:

....

....

....

Aldus ingeschreven te .... op .... 19..........

Aantekeningen: *Handtekening(en):*

....

....

....

....

[1] Een van beide doorhalen.
[2] Voor zover niet van toepassing doorhalen

De vruchtgebruiker/pandhouder[1]**,**

naam: .... | Blz. ....
wonende/gevestigd te .... | Paraaf: ....

adres gewijzigd in .... op .... 19 ....

(EERSTE INSCHRIJVING)

heeft blijkens akte d.d. .... 19........ het recht van vruchtgebruik/het pandrecht[1] verkregen op .... aandelen, elk *f* .... nominaal, genummerd ...., alsmede:

het stemrecht [1],

de rechten, die door de wet zijn toegekend aan de houders van met medewerking van een vennootschap uitgegeven certificaten van aandelen [1].

Aldus ingeschreven te .... op .... 19..........

Aantekeningen: *Handtekening(en):*

....

....

....

....

(WIJZIGING)

Het recht van vruchtgebruik/pandrecht[1] is teniet gegaan/gewijzigd[1] blijkens ....

d.d. .... 19..............

De nieuwe toestand is als volgt[1] :

....

....

....

Aldus ingeschreven te .... op .... 19..........

Aantekeningen: *Handtekening(en):*

....

....

....

....

(WIJZIGING)

Het recht van vruchtgebruik/pandrecht[1] is teniet gegaan/gewijzigd[1] blijkens ....

d.d. .... 19..............

De nieuwe toestand is als volgt[1]:

....

....

....

Aldus ingeschreven te .... op .... 19..........

Aantekeningen: *Handtekening(en):*

....

....

....

....

[1] Een van beide doorhalen.

De vruchtgebruiker/pandhouder[1],

naam: .... Blz. ....

wonende/gevestigd te .... Paraaf: ....

adres gewijzigd in .... op .... 19 ......

(EERSTE INSCHRIJVING)

heeft blijkens akte d.d. .... 19........ het recht van vruchtgebruik/het pandrecht[1] verkregen op .... aandelen, elk *f* .... nominaal, genummerd ...., alsmede:

het stemrecht [2],

de rechten, die door de wet zijn toegekend aan de houders van met medewerking van een vennootschap uitgegeven certificaten van aandelen [2].

Aldus ingeschreven te .... op .... 19............

Aantekeningen: *Handtekening(en):*

....

....

....

....

(WIJZIGING)

Het recht van vruchtgebruik/pandrecht[1] is teniet gegaan/gewijzigd[1] blijkens ....

d.d. .... 19..............

De nieuwe toestand is als volgt[2]:

....

....

....

Aldus ingeschreven te .... op .... 19............

Aantekeningen: *Handtekening(en):*

....

....

....

....

(WIJZIGING)

Het recht van vruchtgebruik/pandrecht[1] is teniet gegaan/gewijzigd[1] blijkens ....

d.d. .... 19..............

De nieuwe toestand is als volgt[2]:

....

....

....

Aldus ingeschreven te .... op .... 19............

Aantekeningen: *Handtekening(en):*

....

....

....

....

[1] Een van beide doorhalen.
[2] Voor zover niet van toepassing doorhalen.

De vruchtgebruiker/pandhouder1, naam: 1 Blz wonende/gevestigd te Paraaf: adres gewijzigd in ..... op 19 (EERSTE INSCHRIJVING) heeft blijkens akte d.d 19 het recht van vruchtgebruik/het pandrecht1 verkrege op aandelen, elk f nominaal, genummerd alsmed het stemrecht2, de rechten, die door de wet zijn toegekend aan de houders van met medewerking van een vennootschap uitgegeven certificaten van aandelen2. Aldus ingeschreven te op 19 Aantekeningen: Handiekening(en): (W1JZIGING) Het recht van vruchtgebruik/pandrecht1 is teniet gegaan/gewijzigd’ blijkens d.d 19 De nieuwe toestand is als volgi2: Aldus ingeschreven te op 19 — Aantekeningen : Handtekening(en): (WIJZIGING) Het recht van vruchtgebruik/pandrecht’ is teniet gegaan/gewijzigd’ blijkens d.d ..... 19 De nieuwe toestand is als volgt3 : Aldus ingeschreven te ,...op . 19 Aantekeningen : Handtekening(en): 1 Een van beide doorhalen. 1 Voor zover niel van toepassing doorh alen.

De vruchtgebruiker/pandhouder1, naam: 1 Blz wonende/gevestigd te Paraaf: adres gewijzigd in ..... op 19 (EERSTE INSCHRIJVING) heeft blijkens akte d.d 19 het recht van vruchtgebruik/het pandrecht1 verkrege op aandelen, elk f nominaal, genummerd alsmed het stemrecht2, de rechten, die door de wet zijn toegekend aan de houders van met medewerking van een vennootschap uitgegeven certificaten van aandelen2. Aldus ingeschreven te op 19 Aantekeningen: Handiekening(en): (W1JZIGING) Het recht van vruchtgebruik/pandrecht1 is teniet gegaan/gewijzigd’ blijkens d.d 19 De nieuwe toestand is als volgi2: Aldus ingeschreven te op 19 — Aantekeningen : Handtekening(en): (WIJZIGING) Het recht van vruchtgebruik/pandrecht’ is teniet gegaan/gewijzigd’ blijkens d.d ..... 19 De nieuwe toestand is als volgt3 : Aldus ingeschreven te ,...op . 19 Aantekeningen : Handtekening(en): 1 Een van beide doorhalen. 1 Voor zover niel van toepassing doorh alen.

De vruchtgebruiker/pandhouder1, naam: 1 Blz wonende/gevestigd te Paraaf: adres gewijzigd in ..... op 19 (EERSTE INSCHRIJVING) heeft blijkens akte d.d 19 het recht van vruchtgebruik/het pandrecht1 verkrege op aandelen, elk f nominaal, genummerd alsmed het stemrecht2, de rechten, die door de wet zijn toegekend aan de houders van met medewerking van een vennootschap uitgegeven certificaten van aandelen2. Aldus ingeschreven te op 19 Aantekeningen: Handiekening(en): (W1JZIGING) Het recht van vruchtgebruik/pandrecht1 is teniet gegaan/gewijzigd’ blijkens d.d 19 De nieuwe toestand is als volgi2: Aldus ingeschreven te op 19 — Aantekeningen : Handtekening(en): (WIJZIGING) Het recht van vruchtgebruik/pandrecht’ is teniet gegaan/gewijzigd’ blijkens d.d ..... 19 De nieuwe toestand is als volgt3 : Aldus ingeschreven te ,...op . 19 Aantekeningen : Handtekening(en): 1 Een van beide doorhalen. 1 Voor zover niel van toepassing doorh alen.